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                                                                    Exhibit 99.5

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   THE FIRST NATIONAL BANK OF BOSTON               IRA Asset Transfer Form
   Dividend Reinvestment Program (DRIP)
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Please print all items except signatures. QUESTIONS? Call toll-free
1-800-472-7428 from 9 a.m. to 5 p.m. Eastern Time, Monday through Friday. Mail your completed form to the address below. If stock certificates are enclosed, please return by registered mail to:

   Dividend Reinvestment Program IRA
   c/o Bank of Boston, Program Trustee
   P.O. Box 173765
   Denver, CO 80217-3765

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 Information And Instructions
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Do not send this form to your current trustee. We will handle the asset transfer process. Please be aware that these transactions take several weeks to complete; we do not have control over the internal procedures of the current trustee.

If the transaction type is a transfer, attach to this form a copy of your most recent account statement from the current trustee. If this is a partial transfer, the remaining assets of that IRA are to remain intact under the trusteeship of the current trustee as a separate plan. We do not serve as co-trustee of such assets.

The "direct rollover" transaction type describes a movement of plan assets directly between the trustee of an IRA and the trustee of a business retirement plan (such as profit sharing, money purchase, 401(k), or defined benefit plan, etc.), or the administrator of a 403(a) or (b) annuity. By directly rolling an eligible rollover distribution through the trustee to this DRIP IRA, the participant can avoid the otherwise mandatory 20% federal income withholding tax. We suggest that you contact your current trustee about this transaction before initiating the request with us.

Please consult the Individual Retirement Account and Disclosure Statement for additional information about moving IRA assets into your DRIP IRA, and read the Company's Dividend Reinvestment Program prospectus for information regarding the Program.

This form may not be used to open an account.

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 A. Participant Information
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Please print:


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Your Full Name

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Daytime Phone

              (      )
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Evening Phone

              (      )
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Your Social Security #


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DRIP IRA # (if yet known)

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  Please provide the name of the Company in which your DRIP
  IRA is invested. All references in this form to the "Company" shall refer to this Company.

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 B. Current (Resigning) Trustee Information
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Name of Current Trustee


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Mailing Address


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City/State/Zip


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Trustee Phone #

              (      )
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Current Trustee Account #


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Current Plan Type

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C. Transaction Type
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This will be a (review instructions and then choose one):

    [_] 1.  Transfer

    [_] 2. Direct Rollover. I certify that this transaction meets the requirements for a qualifying rollover contribution as defined in the plan.

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D. Asset Instructions
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You may transfer/directly roll over the Company's common stock and cash from an existing IRA to your DRIP IRA. All shares will be sent directly to your account. Other IRA assets must be liquidated by the existing IRA trustee


     +++                                                       +++
     +  (For Internal Use Only:)                                 +

        ---------------------------------------------------------
        First Name              M.I.                   Last Name

        ---------------------------------------------------------
        Street Name and Number                   Apartment Number

        ---------------------------------------------------------
     +  City                      State        Zip               +
     +++                                                       +++

or custodian before they are sent to your DRIP IRA. Upon receipt of any cash, the Trustee will invest it in the Company's stock. Check all that apply:

        [_] 1.  Liquidate all assets and send proceeds.

        [_] 2.  Liquidate partial amount of $_____________________

        [_] 3.  Liquidate only those assets listed below and send proceeds.

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        Description of Asset      # of Shares  OR  $ Amount  OR  All
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                                                   $             [_]
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                                                   $             [_]
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                                                   $             [_]
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        [_] 3A. Upon maturity, send proceeds of Certificate of Deposit
                #__________________________________.
                Maturity Date: ______/______/______

        [_] 3B. Liquidate Certificate of Deposit #_____________________________
                immediately and send proceeds.
                (Early withdrawal penalties may apply.)

        [_] 4.  Send all shares of ____________________________________________
                (complete the name of the Company) common stock.

        [_] 5.  Send only ____ shares of ______________________________________
                (complete the name of the Company) common stock.

Trustee/Custodian: We are not DTC eligible; please send a physical certificate. Send the above-specified cash and/or securities to:

    Dividend Reinvestment Program IRA
    c/o Bank of Boston, Program Trustee
    P.O. Box 173765
    Denver, CO 80217-3765

For express deliveries, please send to:    DRIP IRA Program
                                           Bank of Boston, Program Trustee
                                           717 17th Street, Suite 1700
                                           Denver, CO 80202-3323

Make check payable to "Bank of Boston;" please include DRIP IRA number from Section A of this form (if yet known).

        QUESTIONS? Call toll-free 1-800-472-7428 from 9 a.m. to 5 p.m.
                     Eastern Time, Monday through Friday.

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          If applicable, please complete and sign the reverse side of this form.
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THE FIRST NATIONAL BANK OF BOSTON                        IRA Asset Transfer Form
Dividend Reinvestment Program (DRIP)                                 (continued)
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E. Authorizations
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1. Participant Authorization

I, the undersigned Participant, hereby authorize the current trustee to send the assets listed in Section D to the Dividend Reinvestment Program IRA (the "DRIP IRA").

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Participant's
Signature      X

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Date

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2. Trustee Authorization (for internal use only)

The First National Bank of Boston hereby agrees to accept the assets described above and upon receipt will apply the proceeds to the purchase of the Company's stock as provided under the Company's Dividend Reinvestment Program IRA on behalf of the Participant.

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The First National Bank of Boston

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By:

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Date

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 QUESTIONS? Call toll-free 1-800-472-7428 from 9 a.m. to 5 p.m. Eastern Time,
                            Monday through Friday.